                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 5, 2001
                Date of report (Date of earliest event reported)


                        HAYES LEMMERZ INTERNATIONAL, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-11592                  13-3384636
(State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)            File Number)         Identification Number)


               15300 Centennial Drive, Northville, Michigan 48167
               --------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (734) 737-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On September 5, 2001, Hayes Lemmerz International, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, that it will restate its financial results for the fiscal year ended January 31, 2001 and related quarterly periods, as well as for the fiscal quarter ended April 30, 2001. The Company cautioned that until the financial restatements are completed, those financial statements and the accompanying independent auditor's report for the fiscal year ended January 31, 2001 should not be relied upon.

The Press Release is filed as Exhibit 99 to this Form 8-K, and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

----------------------------------------------------- --------------------------------------------------
                     Exhibit #                                     Description of Exhibit
----------------------------------------------------- --------------------------------------------------
                         99                                             Press Release
----------------------------------------------------- --------------------------------------------------



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HAYES LEMMERZ INTERNATIONAL, INC.

Date: September 6, 2001

                                    By: /s/ William D. Shovers
                                    ---------------------------------------
                                    William D. Shovers
                                    Chief Financial Officer and
                                    Vice President - Finance

                                  Exhibit Index



Exhibit No.                     Description

   99                           Press Release